UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 15, 2016

Realty Finance Trust, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-55188	46-1406086
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

405 Park Avenue, 14th Floor

New York, New York 10022

(Address, including zip code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

Realty Finance Trust, Inc.’s (the “Company”) 2016 annual meeting of stockholders is currently adjourned to Friday, July 29, 2016 at 10:00 a.m. (local time) to be held at 405 Park Avenue, New York, NY in order to permit stockholders of record as of April 22, 2016 additional time to consider Proposals No. 3 through 8 as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 29, 2016 (as amended by the supplement filed with the Securities and Exchange Commission on June 22, 2016,  the “Proxy Statement”), and to enable the Company’s proxy solicitor, Broadridge Investor Communication Solutions, Inc., more time to solicit stockholder votes on Proposals No. 3 through 8.

As reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 29, 2016, the other proposals included in the Proxy Statement were previously approved by the Company’s stockholders and no further solicitation will take place with respect to these proposals.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALTY FINANCE TRUST, INC.

Date: July 15, 2016	By:	/s/ Peter M. Budko
Peter M. Budko
Chief Executive Officer and Interim President